                                                                    EXHIBIT 10.9

                           STANDARD INDUSTRIAL LEASE


Lease Preparation Date:   June 4, 1996

Lessor:   Public Storage Properties XVIII, Inc., A California Corporation

_____________________________________________________________________________

Lessee:   Copper Mountain Communications, Inc., A California Corporation

Trade Name:___________________________________________________________________

1.   Lease Terms

     1.01 Premises: The Premises referred to in this Lease contain approximately 9,943 rentable/square feet and are located on Exhibit "A" as described in Exhibit "Al" attached. The address of the leased Premises is 6650 Lusk Blvd., Suite B102, B103, B202, B203, B204 San Diego, CA 92121

______________________________________________________________________________

     1.02 Project: The Project consists of approximately 57,015 rentable/square feet.

     1.03  Lessee's Notice Address: Lessee's Notice Address is the address of the leased Premises as defined in paragraph 1.01 unless otherwise specified here: same as 1.01 above
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________________________________________________________________________________
________________________________________________________________________________

     1.04 Lessor's Notice Address: Lessor's Notice Address is: 6540 Lusk Blvd., Suite C274 San Diego, CA 92121
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________________________________________________________________________________

     1.05 Lessee's Permitted Use: General offices for design, light assembly manufacturing, marketing and related research and development for communications equipment manufacture.

     1.06 Lease Term: The Lease Term commences on June 8, 1996 and ends on June 7, 1999 (36 months, and -0- days).

    1.07 Base Monthly Rent: $4,573.78 in lawful money of the United States of America.

    1.08 Security Deposit: $13,721.34 in lawful money of the United States of America.

     1.09 Lease Documentation Fee: $ waived in lawful money of the United States of America.

     1.10  Proportionate Share: Lessee's Proportionate Share is .1743

     1.12 Lessee is entitled to unassigned vehicle parking spaces subject to the provisions of section 10 of this Lease.

2.  Demise and Possession

    2.01 Lessor leases to Lessee and Lessee leases from Lessor the Premises described in subsection 1.01. By entering the Premises, Lessee acknowledges that it has examined the Premises and accepts the Premise in their present condition subject to any additional work Lessor has agreed to do as stated on Exhibit B.
(1)

     2.02 If for any reason Lessor cannot deliver possession of the Premises on the date the Lease commences, Lessor shall not be subject to any liability nor shall the validity of this Lease be affected. If Lessee has not caused such delay there shall be a proportionate reduction of the Base Monthly Rent covering the period between the commencement of the Lease Term and the date when Lessor can deliver possession. However, either Lessor or Lessee, unless it is the cause of the delay, has the right to cancel this Lease by written notification if possession of the Premises is not delivered within ninety (90) days of the date the Lease Term commences.

2.01 REFER TO ADDENDUM I.

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3    BASE MONTHLY RENT

     3.0l Base Monthly Rent: On the first day of each calendar month of the Lease Term, Lessee will pay, without deduction or offset, prior notice or demand, Base Monthly Rent at the place designated by Lessor. However, the first month's rent is due and payable upon execution of this Lease. In the event that the Term of this Lease commences or ends on a day other than the first day of a calendar month, a prorated amount of Base Monthly Rent shall be due upon execution and it will be calculated using a thirty (30) day month.

     3.02 Cost of Living Adjustment: The Base Monthly Rent is subject to increase on the expiration of the twelve (12th) calendar month after (a) Lessee has taken possession of the Premises or, (b) to Lease Term commences, whichever occurs earlier, and on the expiration of each twelve (12th) month thereafter ("Adjustment Date"). In no event, however, will the amount of Base Monthly Rent for one twelve (12) month period be less than the Base Monthly Rent for the preceding twelve (12) month period. STIPULATED BASE RENTAL INCREASES (See below)

     A. At the same time the Base Monthly Rent is adjusted, the Security Deposit will also be adjusted to equal the new Base Monthly Rent amount and the deficiency is due concurrently with the next payment of Base Monthly Rent.

     B. If after this Lease is executed, the Index is discontinued or revised, Lessor reserves the right to use a conversion factor formula or table as may be published by the Bureau of Labor Statistics or a different Index in order to obtain substantially the same result.

     3.03 Any installment of rent or any other charge payable which is not paid within five (5) days after it becomes due will be considered past due and Lessee will pay to Lessor as Additional Rent a late charge equal to ten percent (10%) of such installment or the sum of twenty-five dollars ($25.00), whichever is greater, for each month or fractional month transpiring from the date due until paid. A twenty-five dollar ($25.00) handling charge will be paid by Lessee to Lessor for each returned check and, thereafter, Lessee will pay all future payments of rent or other charges due by money order or cashier's check.

     3.04 The amount of the Base Monthly Rent includes projected construction of Lessee's improvement as indicated on Exhibit "B" attached. In the event that Lessee requests Lessor to construct additional improvements and/or final construction costs exceed original estimates, Lessor may increase the Base Monthly Rent according to the terms and conditions outlined on Exhibit "B", or elsewhere in this Lease.

4.   COMMON AREAS

     4.01  Definitions:

    "ENTIRE PREMISES": The Premises, the Project (of which the Premises are a part), the Common Areas, the land upon which the Project and the Common Areas are located, along with all other improvements and facilities thereon are collectively referred to as the "Entire Premises"

    "COMMON AREAS": "Common Area" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Entire Premises that are provided and designated by Lessor for the non-exclusive use of Lessor, Lessee and other lessees of the Project and their respective employees, agents, customers and invitees. Common Areas include, but are not limited to all parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, corridors, landscaped areas and any restrooms used in common by lessees.

    4.02 Lessee, its employees, agents, customers and invitees have the non-exclusive right (in common with other lessees, Lessor, and any other person granted use by Lessor) to use of the Common Areas. Lessee agrees to abide by and conform to, and to cause its employees, agents, customers and invitees to abide by and conform to all rules and regulations established by Lessor subject to provisions of section 26 and the Rule and Regulations attached to this Lease.


      STIPULATED RENTAL INCREASES: JUNE 8, 1997 - JUNE 7, 1998 $4772.64
                                   JUNE 8, 1998 - JUNE 7, 1999 $4971.50

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     4.03  Lessor has the right, in its sole discretion, from time to time, to:
1) make changes to the Common Areas, including without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, ingress, egress, direction of driveways, entrances, corridors, parking areas and walkways; 2) close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; 3) add additional buildings and improvements to the Common Areas; 4) use the Common Areas while engaged in making additional improvements, repairs or alterations to the Entire Premises or any portion thereof; do and perform any other acts or make any other changes in, to or with respect to the Common Areas and Entire Premises as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

5.   Additional Rent

     5.01 All charges payable by Lessee other than Base Monthly Rent are called "Additional Rent". Unless this lease provides otherwise, Additional Rent is to be paid with the next monthly installment of Base Monthly Rent and is subject to the provisions of 3.03. The term "rent" whenever used in this Lease means Base Monthly Rent and Additional Rent.

     5.02  Operating Costs

     A. "Operating Costs" are all costs and expenses of ownership, operation, maintenance, repair and insurance incurred by Lessor including, but not limited to, the following: all supplies, materials, labor and equipment, used in or related to the operation and maintenance of the Common Areas; all utilities, including but not limited to, water, electricity, gas, heating, lighting, sewer, waste disposal related to the maintenance or operation of the Common Areas; all air-conditioning and ventilating costs related to the maintenance or operation of the Entire Premises; all Lessor's costs in managing, maintaining, repairing, operating and insuring the Entire Premises, including, for example, clerical, supervisory, and janitorial staff; all maintenance, management and service agreements, including but not limited to, janitorial, security, trash removal related to the maintenance or operation of the Entire Premises; all legal and accounting costs and fees for licenses and permits related to the ownership and operation of the Entire Premises; all insurance premiums and costs of fire, casualty, and liability coverage, rent abatement and earthquake insurance and any other type of insurance related to the Entire Project; all operation, maintenance and repair costs to the Common Areas, including but not limited to, sidewalks, walkways, parkways, parking areas, loading and unloading areas, trash areas, roadways, driveways, corridors, and landscaped area, including for example, costs of resurfacing and restriping parking areas; all maintenance and repair costs of building exteriors (including painting), restrooms used in common by lessee and signs and directories of the Entire Premises; amortization (along with reasonable financing charges) of capital improvements made to the Common Areas which may be required by any government authority or which will improve the operating efficiency of the Entire Premises; a five percent (5%) fee for Lessor's supervision of the Common Areas (five percent (5%) of the total above mentioned costs and expenses incurred in a calendar year). Operating Costs will not include depreciation of the Entire Premises.

     B. Lessee shall pay to Lessor Lessee's Proportionate Share of the Operating Costs as indicated in subsection 1.10. Such payment shall be paid by Lessee with and in addition to the monthly payment of Base Monthly Rent. Lessee shall, if Lessor so elects, pay to Lessor on a monthly basis, in advance, the amount which Lessor reasonably estimates to be Lessee's Proportionate Share of the Operating Costs. In the event of such election by Lessor, Lessor shall periodically determine Lessee's share of the actual Operating Costs, and in the event that the amount which Lessee has paid to Lessor on account of the estimated Operating Costs is less than his share of such actual Operating costs, Lessee shall pay such difference to Lessor on the next rent payment date. In the event that Lessee has paid to Lessor more than his share of such actual Operating Costs, the amount of such difference shall be credited against Lessee's payments of Operating Costs next due.

     C. Failure by Lessor to provide Lessee with a statement by April 1st of each year shall not constitute a waiver by Lessor of its right to collect Lessee's share of Operating Costs. ln addition, if for any reason Lessor should not elect to bill Lessee for lump sum Operating Costs or estimates for a particular calendar year, Lessor's right to charge Lessee for such expenses in subsequent years is not waived.

    5.03  Taxes

    A. "Real Property Taxes" are: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax or fee on Lessor's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property, (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction, or based upon a reassessment of the Project due to a change in ownership or transfer of all or part of Lessor's interest in the Property; and (v) any charge or fee replacing, substituting for, or in addition to any tax previously included within the definition of real property tax. Real Property Taxes do not, however, include Lessor's federal or state income, franchise, inheritance or estate taxes.

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     B.  Lessee shall pay to Lessor Lessee's Proportionate Share of the Real
Property Taxes as indicated in subsection 1.10. Such payment shall be paid by Lessee with and in addition to the monthly payment of Base Monthly Rent. Lessee shall, if Lessor so elects, pay to Lessor on a monthly basis, in advance, the amount which Lessor reasonably estimates to be Lessee's Proportionate Share of the Real Property Taxes. In the event of such election by Lessor, Lessor shall periodically determine Lessee's share of the actual Real Property Taxes, and in the event that the amount which Lessee has paid to Lessor on account of the Real Property Taxes is less than his share of such actual Real Property Taxes, Lessee shall pay such difference to Lessor on the next rent payment date. In the event that Lessee has paid to Lessor more than his share of such actual Real Property Taxes, the amount of such difference shall be credited against Lessee's payment of Real Property Taxes next due.

     C. Personal Property Taxes: Lessee will pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Lessee. Lessee will have personal property taxes billed separately from the Project. If any of Lessee's personal property is taxed with the Project, Lessee will pay Lessor the taxes for the personal property upon demand by Lessor.

     5.04 Based on Lessee's Proportionate Share defined in subsection 1.10, Lessee agrees to pay as Additional Rent to Lessor its share of any parking charges, utility surcharges, occupancy taxes, or any other costs resulting from the statutes or regulations, or interpretations thereof, enacted by any governmental authority in connection with the use or occupancy of the Project or the parking facilities serving the Project, or any part thereof.

6.   Security Deposit

     6.01 If Lessee defaults with respect to any provision of this Lease, Lessor may retain, use or apply all or any part of the Security Deposit to compensate Lessor for any loss or damage suffered by Lessee's default including but not limited to, the payment of Base Monthly Rent, Additional Rent or other rental sums due, and for payment of amounts Lessor is obligated to spend by reason of Lessee's default. If any portion is so retained, used or applied, Lessee, upon demand, will deposit with Lessor an amount sufficient to restore the deposit to its original amount, as adjusted per subsection 3.02. Lessor will not be required to keep the Security Deposit separate from its general funds, and Lessee will not be entitled to interest on it. If Lessee fully and faithfully performs every provision of this Lease, the Security Deposit or a balance thereof will be returned to Lessee within the time frame permitted by law. In no event will Lessee have the right to apply any part of the Security Deposit to any rents payable under this Lease.

7.   Lease Documentation Fee

8.   Use of Premises; Quiet Conduct

     8.01 The Premises may be used and occupied only for Lessee's Permitted Use as shown in subsection 1.05 and for no other purpose, without obtaining Lessor's prior written consent. Lessee will comply with all covenants, conditions and restrictions affecting the Premises. Lessee will promptly comply with all laws, ordinances, orders and regulations affecting the Premises. Lessee will not perform any act or carry on any practices that may injure the Project or the Premises or be a nuisance or menace, or disturb the quiet enjoyment of other lessees, in the Project including but not limited to equipment which causes vibration, use or storage of chemicals, heat or noise which is not properly insulated, or anything which causes noxious or unpleasant odors. Lessee will not cause, maintain or permit any outside storage on or about the Premises. In addition, Lessee will not allow any condition or thing to remain on or about the Premises which diminishes the appearance or aesthetic qualities of the Premises and/or the Project or the surrounding property. The keeping of a dog or other animal on or about the Premises is prohibited. (1)

9.  Tenant Improvements

    9.01 Tenant Improvements to be performed in the Premises, if any, will be performed in accordance with the terms and provisions entitled "Lessor's Work" contained in "Exhibit B" attached. Thereafter during the Lease Term, Lessor will be under no obligation to alter, change, decorate or improve the Premises.

10. Parking

    10.01 Lessee and Lessee's customers, suppliers, employees, and invitees have the non-exclusive right to park in common with other lessees in the parking facilities as designated by Lessor. Lessee agrees not to overburden the parking facilities and agrees to cooperate with Lessor and other lessees in the use of the parking facilities. Lessor reserves the right to, on an equitable basis, assign specific spaces with or without charge to Lessee as Additional Rent, make changes in the parking layout from time to time, and to establish reasonable time limits on parking.

     8.01 REFER TO ADDENDUM I.

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11.  Utilities

     11.01 Lessee will pay for all gas, heat, light, power, electricity, or other services metered, chargeable to or provided to the Premises. Lessor reserves the right to install separate meters for any such utility.

     11.02 Lessor will not be liable or deemed in default to Lessee nor will there be any abatement of rent for any interruption or reduction of utilities or services not caused by any act of Lessor or any act reasonably beyond Lessor's control. Lessee agrees to comply with energy conservation programs implemented by Lessor by reason of enacted laws or ordinances.

     11.03 Lessee will contract and pay for all telephone and such other services for the Premises subject to the provisions of subsection 12.03.

12.  Alterations, Mechanic's Liens

     12.01 Lessee will not make any alterations to the interior of the Premises, without Lessor's prior written consent which will not be unreasonably withheld. If Lessor gives its consent, no such alterations will proceed without Lessor's prior written approval of (i) Lessee's contractor, (ii) certificates of insurance by Lessee's contractor for public liability and automobile liability and property damage insurance with limits not less than $1,000,000/$250,000/ $500,000 respectively endorsed to show Lessor as an additional insured and for worker's compensation as required and (iii) detailed plans and specification for such work. In addition, before alterations may begin, valid building permits or other permits or licenses required must be furnished to Lessor, and, once the alterations begin, Lessee will diligently and continuously pursue their completion. At Lessor's option, any alterations may become part of the realty and belong to Lessor. If requested by Lessor, Lessee will pay, prior to the commencement of construction, an amount determined by Lessor necessary to cover the costs of demolishing such alterations and/or the cost of returning the Premises to its condition prior to such alterations. As a further condition to giving such consent, Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a payment and performance bond in form acceptable to Lessor, in a principal amount not less than one and one-half times the estimated costs of such alterations, to ensure Lessor against any liability for mechanic's and materialmen's liens and to ensure completion of work and such bond will continue in force for a period no less than 131 days after the completion of such work.

     12.02 Notwithstanding anything in subsection 12.01, Lessee may, with written consent of Lessor, install trade fixtures, equipment, and machinery in conformance with the ordinances of the applicable city and county, and they may be removed upon termination of this Lease provided the Premises are not damaged by their removal.

     12.03 All private telephone systems and/or other related telecommunications equipment and lines may not be installed without Lessor's prior written consent. In addition, if Lessor gives consent all equipment must be installed within Lessee's Premises and, upon termination of this Lease removed and the Premises restored to the same condition as before such installation.

     12.04 Lessee will pay all costs for alterations and will keep the Premises, the Project and the underlying property free from any liens arising out of work performed for, materials furnished to, or obligation incurred by Lessee as outlined in the applicable parts of subsection 12.01 above.

     12.05 Lessor will have the right to construct or permit construction of tenant improvements in or about the Project for existing and new lessees and to alter any public areas in and around the Project. Notwithstanding anything which may be contained in this Lease, Lessee understands this right of Lessor and agrees that such construction will not be deemed to constitute a breach of this Lease by Lessor and Lessee waives any such claim which it might have arising from such construction.

13.  Fire Insurance; Hazards and Liability Insurance

     13.01 Except as expressly provided as Lessee's Permitted Use, subsection 1.05, or as otherwise consented to by Lessor in writing, Lessee shall not do or permit anything to be done within or about the Premises which will increase the existing rate of insurance on the Project or shall, at its sole cost and expense, comply with any requirements pertaining to the Premises or any insurance organization insuring the Project and Project-related apparatus. Lessee agrees to pay to Lessor, as Additional Rent, any increases in premiums on policies resulting from Lessee's Permitted Use or other use consented to by Lessor which increases Lessor's premiums or requires extended coverage by Lessor to insure the Premises.

     13.02 Lessee, at all times during the term of this Lease and at Lessee's sole expense, will maintain a policy of standard fire and extended coverage insurance with "all risk" coverage on all Lessee's improvements and alterations in or about the Premises and on all personal property and equipment to the extent of at least ninety percent (90%) of their full replacement value. The proceeds from this policy will be used by Lessee for the replacement of personal property and equipment and the restoration of Lessee's improvements and/or alterations. This policy will contain an express waiver, in favor of Lessor, of any right of subrogation by the insurer.

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    13.03 Lessee, at all times during the term of this Lease and at Lessee's sole expense, will maintain a policy of comprehensive general liability coverage with limits of not less than $1,000,000 combined single loss for bodily injury and property damage insuring against all liability of Lessee and its authorized representatives arising out of or in connection with Lessee's use or occupancy of the Premises. This policy of insurance will name Lessor as an additional insured and will include an express waiver of subrogation by the insurer in favor of Lessor and will release Lessor from claims for damage to any person, to the Premises, and to the Project, and to Lessee's personal property, equipment, improvements and alterations in or on the Premises of the Project, caused by or resulting from risks which are to be insured against by Lessee under this Lease.

    13.04  All insurance required to be provided by Lessee under this Lease will
(a) be issued by an insurance company authorized to do business in the state in which the Premises are located and which is satisfactory to Lessor, (b) be primary and noncontributing with any insurance carried by Lessor, and (c) contain an endorsement requiring at least thirty (30) days prior written notice of cancellation to Lessor before cancellation or change in coverage, scope or limit of any policy. Lessee will deliver a certificate of insurance or a copy of the policy to Lessor within thirty (30) days of execution of the Lease and will provide evidence of renewed insurance coverage at each anniversary, prior to the expiration of any current policies. Lessee's failure to provide evidence of this coverage to Lessor may, in Lessor's sole discretion, constitute a default under this Lease. (1)

14.  Indemnification and Waiver of Claim

     14.01 Lessee waives all claims against Lessor for damage to any property in or about the Premises and for injury to any persons, including death resulting therefrom, regardless of cause or time of occurrence. Lessee will defend, indemnify and hold Lessor harmless from and against any and all claims, actions, proceedings, expenses, damages and liabilities, including attorneys' fees, arising out of, connected with, or resulting from any use of the Premises by Lessee, its employees, agents, visitors or licensees, except for any damage or injury which is the direct result of intentional acts by Lessor, its employees, agents, visitors or licensees.

15.  Repairs

     15.01 Lessee shall, at its sole expense, keep and maintain the Premises and every part thereof (excepting air-conditioning, common use equipment, exterior walls and roofs, which Lessor agrees to repair unless damages are due to the neglect or intentional acts of Lessee or its agents, employees, visitors, or licensees), including interior windows, skylights, doors, any store fronts and the interior of the Premises, in good and sanitary order, condition and repair. Lessee will, also, at its sole cost keep and maintain all utilities, fixtures, plumbing and mechanical equipment used by Lessee in good order and repair and furnish all expendables (light bulbs [unless provided by Lessor], paper goods, soaps, etc.) used in the Premises. The standard for comparison and need of repair will be the condition of the Premises at the time of commencement of this Lease and all repairs will be made by a licensed and bonded contractor approved by Lessor.

     15.02 Lessee will not make repairs to the Premises at the cost of Lessor whether by deduction of rent or otherwise or vacate the Premises or terminate the Lease with abatement or termination of rent because repairs are not made. If during the Term, any alteration, addition or change to the Premises is required by legal authorities, Lessee, at its sole expense, shall promptly make the same. Lessor reserves the right to make any such repairs not repaired or maintained in good condition by Lessee and Lessee shall reimburse Lessor for all such costs upon demand. If such repairs have not been made within 30 days of notice to repair by Lessor to Lessee, Lessor may make such repairs and such costs of repairs shall be at Lessee's expense. Failure to pay expenses within 30 days of presentation, shall be deemed a breach of this Lease. (2)

16. Auction, Signs, Landscaping

    16.01 Lessee will not conduct or permit to be conducted any sale by auction on the Premises. Lessor will have the right to control landscaping and approve the placement, size, and quality of signs. Lessee shall comply with the terms and conditions regarding sign criteria set forth in Exhibit "C" attached. Lessee will not make alterations or additions to the landscaping and will not place signs which are visible from the outside of any buildings of the Project without prior written consent of Lessor. Lessor will have the right in its sole discretion to withhold its consent. Any signs not in conformity with this Lease may be removed by Lessor at Lessee's expense.

     (1)  CONTINUED ON ADDENDUM I, SECTION 13.05.
     (2)  15.02 REFER TO ADDENDUM I

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17. Entry By Lessor

     17.01 Lessee will permit Lessor and Lessor's agents to enter the Premises at all reasonable times for the purpose of inspecting the same, or for the purpose of maintaining the Project, or for the purpose of making repairs, alterations or additions to any portion of the Project, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of nonresponsibility for alterations, additions or repairs, or for the purpose of showing the Premises to prospective tenants during the last six months of the Lease Term, or placing upon the Project any usual or ordinary "for sale" signs, without any rebate of rents and without any liability to Lessee for any loss of occupation or quiet enjoyment of the Premises thereby occasioned. Lessee will permit Lessor at any time within sixty (60) days prior to the expiration of this Lease, to place upon the Premises any usual or ordinary "to let" or "to lease" signs. For each of the above purposes, Lessor will at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Lessee's vaults and safes. Lessee will not alter any lock or install a new or additional lock or any bolt on any door of the Premises without the prior written consent of Lessor, which will not be unreasonably withheld. If Lessor gives its consent, Lessee will furnish Lessor with a key and Lessor retains the right to charge Lessee for restoring any altered doors to their condition prior to the installation of the new or additional locks.

18.  Abandonment

     18.01 Lessee will not or abandon the Premises at any time during the Lease Term or permit the Premises to remain unoccupied for a period longer than fifteen (15) consecutive days during the Lease Term. If Lessee abandons, or surrenders the Premises, or is dispossessed by process of law, or otherwise, any personal property belonging to Lessee left in or about the Premises will, at the option of Lessor be deemed abandoned and may be disposed of by Lessor in the manner provided for by the laws of the state in which the Premises are located.

19.  Destruction

     19.01 Should the Premises or the building on the Premises be partially destroyed by any cause not the fault of Lessee (or any person in or about the Premises with the consent, expressed or implied, of Lessee), this Lease will continue in full force and effect and Lessor, at Lessor's own cost and expense, will promptly commence the work of repairing and restoring the Premises to their prior condition providing that the work can be accomplished under all applicable government laws and regulations within sixty (60) working days from the date of damage at a cost not exceeding twenty-five percent (25%) of the total replacement cost of the Premises. Within thirty (30) days of the occurrence of partial destruction, Lessor may terminate this Lease as of the date of the occurrence if nine (9) months or less remain in the Lease Term.

     19.02 Should the Premises or the building in which the Premises are a part be so far destroyed by any cause not the fault of Lessee (or any person in or about the Premises with the consent, expressed or implied, of Lessee) that they cannot be repaired or restored to their former condition within sixty (60) days of the date of damage or at a cost exceeding twenty-five percent (25%) of the total replacement cost of the Premises, Lessor may at Lessor's options either:

     A. Continue this Lease in full force and effect by repairing and restoring, at Lessor's own cost and expense, the Premises to their former condition; or

     B. Terminate this Lease by giving Lessee written notice of such termination.

     19.03 Should the Premises be partially or totally destroyed by any cause of Lessee, or any person in or about the Premises with the consent, expressed or implied, of Lessee, this Lease will remain in full force and effect and Lessee shall immediately commence work to repair the damage and diligenty pursue its completion.

     19.04 Any insurance proceeds received by Lessor because of the total or partial destruction of the Premises or the building on the Premises will be the sole property of Lessor, free from any claims of Lessee, and may be used by Lessor for whatever purposes Lessor may desire.

     19.05 Should Lessor elect to repair and restore the Premises to their former condition, or should Lessor be required to restore the Premises to their former condition, there will be a proportional abatement in the amount of rent payable during the period of repair and restoration as long as Lessee (or any person in or about the Premises with the consent, expressed or implied, of Lessee) is not the cause of the total or partial destruction. The rent due under the terms of the Lease will be reduced between the date of destruction and the date of completion of restoration and repairs based on the extent to which destruction interferes with Lessee's use of the Premises.

20.  Assignment, Subletting and Transfers of Ownership

     20.01 Lessee will not directly or indirectly, voluntarily or by operation of law, assign, sell, mortgage, encumber, convey, or otherwise Transfer all or any part of Lessee's Leasehold estate, or permit the Premises to be occupied by anyone other than Lessee and Lessee's employees or sublet the Premises or any portion thereof (collectively called "Transfer") without Lessor's prior written consent. If Lessee desires at any time to Transfer this Lease, Lessee shall first give written notice to Lessor of its desire to do so, which notice shall contain (a) the identity of the proposed Transferee, (b) the terms and provisions of the proposed Transfer, (c) the nature of the proposed Transferee's business to be carried on in the Premises, (d) a detailed summary of the business background and financial condition of the proposed Transferee, and (e) such financial information as deemed necessary by Lessor to evaluate any proposed Transfer. All of the foregoing information shall be provided to Lessor by Lessee at least sixty (60) days in advance of Lessee's proposed Transfer date.

     20.02 Lessor will not unreasonably withhold its consent to any proposed Transfer except that such consent need not be granted if: (a) in the reasonable judgment of Lessor the Transferee is of a character or is engaged in a business which is not in keeping with the standards of the Lessor for the Project; (b) in the reasonable judgment of Lessor any purpose for which the Transferee intends to use the Premises is not in keeping with the standards of Lessor for the Project; provided in no event may any purpose for which Transferee intends to use the Premises be in violation of this Lease; (c) the portion of the Premises subject to the Transfer is not regular in shape with appropriate means of entering and exiting, including adherence to any local, county or other governmental codes, or is not otherwise suitable for the normal purposes associated with such a Transfer; (d) the proposed Transferee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or (e) Tenant is in default under this Lease, (1) see below.

     20.03 In the event Lessor consents to a Transfer, Lessee will pay Lessor the excess, if any, of the rent and other charges reserved in the Transfer over the allocable portion of the rent and other charges hereunder for that portion of the Premises subject to the Transfer. For the purpose of this section, the rent reserved in the Transfer will be deemed to include any lump sum payment or other consideration given to Lessee in consideration for the Transfer. Lessee will pay or cause the Transferee to pay to Lessor this additional rent together with the monthly installments of rent due.

     20.04 Any consent to any Transfer which may be given by Lessor, or the acceptance of any rent, charges or other consideration by Lessor from Lessee or any third party, will not constitute a waiver by Lessor of the provisions of this Lease or a release of Lessee from the full performance by it or the covenants stated herein; and any consent given by Lessor to any Transfer will not relieve Lessee (or any transferee of Lessee) from the above requirements for obtaining the written consent of Lessor to any subsequent Transfer.

     20.05 If a default under this Lease should occur while the Premises or any part of the Premises are assigned, sublet or otherwise transferred, Lessor, in addition to any other remedies provided for within this Lease or by law, may at its option collect directly from the Transferee all rent or other consideration becoming due to Lessee under the Transfer and apply these monies against any sums due to Lessor by Lessee; and Lessee authorizes and directs any Transferee to make payments of rent or other consideration direct to Lessor upon receipt of notice from Lessor. No direct collection by Lessor from any Transferee should be construed to constitute a novation or a release of Lessee or any guarantor of Lessee from the further performance of its obligations in connection with this Lease.

     20.06 Any Transfer without the Lessor's consent shall be void and shall, at the option of Lessor, terminate this Lease.

     20.07 If Lessee requests a consent of Lessor to any Transfer, then Lessee shall, upon demand, pay Lessor an administrative fee of One Hundred Fifty Dollars ($150.00) plus any attorneys' fees reasonably incurred by Lessor in connection with such request.

21.  Breach By Lessee

     21.01 Lessee will be in breach of this Lease if at any time during the term of this Lease (and regardless of the pendency of any bankruptcy, organization, receivership, insolvency or other proceedings in law, in equity or before any administrative tribunal which have or might have the effect of preventing Lessee from complying with the terms of this Lease):

    A. Lessee fails to make payment of any installment of Base Monthly Rent, Additional Rent, or of any other sum herein specified to be paid by Lessee, and such failure is not cured within three (3) days after Lessor's written notice to Lessee of such failure of payment, which notice shall be in lieu of and not in addition to any notice required by statute; or

     B. Lessee fails to observe or perform any of its other covenants, agreements or obligations hereunder, and such failure is not cured within ten
(10) days after Lessor's written notice to Lessee of such failure, which notice shall be in lieu of and not in addition to any notice required by statute provided, however, that if the nature of Lessee's obligation is such that more than ten (10) days are required for performance, then Lessee will not be in breach if Lessee commences performance within such ten (10) day period and thereafter diligently prosecutes the same to completion; or

     (1)  BEYOND NOTICE AND THE EXPIRATION OF ANY APPLICABLE CURE PERIOD.

     C. Lessee becomes insolvent, makes a transfer in fraud of its creditors, makes a transfer for the benefit of its creditors, voluntarily files for bankruptcy, is adjudged bankrupt or insolvent in proceedings filed against Lessee, a receiver, trustee, or custodian is appointed for all or substantially all of Lessee's assets, fails to pay its debts as they become due, convenes a meeting of all or a portion of its creditors, or performs any acts of bankruptcy or insolvency, including the selling of its assets to pay creditors, or indicates a general inability to pay its obligations hereunder; or

     D.   Lessee has abandoned the Premises as defined in section 18 above.

22.  Remedies of Lessor

     22.01 Termination of Lease After Breach: If Lessee breaches this Lease and abandons the Premises before the end of the term, or if its right to possession is terminated by Lessor because of Lessee's breach of this Lease, then this Lease may be terminated by Lessor at its option. On such termination Lessor may recover from Lessee, in addition to the remedies permitted by law:

     A. The worth at the time of award of the unpaid rents which had been earned at the time of termination;

     B. The worth at the time of award of the amount by which the unpaid rents which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided;

     C. The worth at the time of award of the amount by which the unpaid rents for the balance of the Lease Term after the time of award exceeds the amount of such rental loss for such period that Lessee proves could be reasonably avoided; and

     D. Any other amount necessary to compensate Lessor for all the damage proximately caused by Lessee's breach of its obligations under this Lease, or which in the ordinary course of events would be likely to result therefrom. The damage proximately caused by Lessee's breach will include, without limitation,
(i) expenses for cleaning, repairing or restoring the Premises, (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, (iii) brokers' fees and commissions, advertising costs and other expenses of reletting the Premises, (iv) costs of carrying the Premises such as taxes, insurance premiums, utilities and security precautions, (v) expenses in retaking possession of the Premises, (vi) attorneys' fees and court costs, (vii) any unearned brokerage commissions paid in connection with this Lease and (viii) reimbursement of any previously waived Base Rent or Additional Rent.

     22.02 Continuation of Lease After Breach: Notwithstanding the foregoing, in the event Lessee has breached this Lease and abandoned the Premises, this Lease, at Lessor's option, will continue in full force and effect so long as Lessor does not terminate Lessees' right to possession of the Premises, and in such event Lessor may enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due. For purposes of this subsection 22.03, the following acts by Lessor will not constitute the termination of Lessee's right to possession of the premises:

     A. Acts of maintenance or preservation or efforts to relet the Premises, including, but not limited to, alterations, remodeling, redecorating, repairs, replacements and/or painting as Lessor shall consider advisable for the purpose of reletting the Premises or any part thereof; or

     B. The appointment of a receiver upon the initiative of Lessor to protect Lessor's interest under this Lease or in the Premises.

     22.03 In the event of bankruptcy, Lessee assigns to Lessor all its rights, title and interest in the Premises as security for its obligations and covenants set forth in this Lease.

     22.04  Definitions and Incidental Rights

     A. The "worth at the time of award" of the amounts referred to in subsection 22.01A, and subsection 22.01B, will be computed by allowing interest at the rate of ten percent (10%) per annum, The "worth at the time of award" of the amount referred to above in subsection 22.01C will be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco in effect at the time of award, plus one percent (1%).

     B. Any efforts by Lessor to lessen the damages caused by Lessee's breach of this Lease will not waive Lessor's right to recover the damages set forth above.

     C. Nothing herein will be construed to affect other provisions of this Lease regarding Lessor's right to indemnification from Lessee for liability arising prior to the termination of this Lease for personal injuries or property damage.

     D. No right or remedy conferred upon or reserved to Lessor in this Lease is intended to be exclusive of any other right or remedy granted to Lessor by statute or common law, and each and every such right and remedy will be cumulative.

23.  Surrender of Lease Not Merger

     23.01 The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, will not work a merger and will, at the option of Lessor, terminate all or any existing transfers, or may, at the option of Lessor, operate as an assignment to it of any or all of such transfers.

24.  Attorneys Fees / Collection Charges

     24.01 In the event of any legal action or proceeding between the parties hereto, actual attorneys' fees and expenses of the prevailing party in any such action or proceeding will be added to the judgment therein. Should Lessor be named as defendant in any suit brought against Lessee in connection with or arising out of Lessee's occupancy hereunder, Lessee will pay to Lessor its costs and expenses incurred in such suit, including actual attorneys' fees.

     24.02 If Lessor utilizes the services of any attorney at law for the purpose of collecting any rent due and unpaid by Lessee after three (3) days' written notice to Lessee of such nonpayment of rent or in connection with any other breach of this Lease by Lessee, Lessee agrees to pay Lessor actual attorneys' fees as determined by Lessor for such services, regardless of the fact that no legal action may be commenced or filed by Lessor.

25.  Condemnation

     25.01 If twenty-five percent (25%) or more of the Premises is taken for any public or quasi-public purpose by any lawful government power or authority, by exercise of the right of appropriation, reverse condemnation, condemnation or eminent domain, or sold to prevent such taking, the Lessee or the Lessor may at its option terminate this Lease as of the effective date thereof. Lessee will not because of such taking assert any claim against the Lessor or the taking authority for any compensation because of such taking, and Lessor will be entitled to receive the entire amount of any award without deduction for any estate of interest of Lessee. If less than twenty-five percent (25%) of the Premises is taken, Lessor at its option may terminate this Lease. If Lessor does not so elect, Lessor will promptly proceed to restore the Premises to substantially its same condition prior to such partial taking, allowing for any reasonable effects of such taking, and a proportionate allowance will be made to Lessee for the rent corresponding to the time during which, and to the part of the Premises which, Lessee is deprived on account of such taking and restoration.

26.  Rules and Regulations

     26.01 Lessee will faithfully observe and comply with the Rules and Regulations printed on or attached to this Lease and Lessor reserves the right to modify and amend them as it deems necessary. Lessor will not be responsible to Lessee for the nonperformance by any other lessee or occupant of the Project of any of said Rules and Regulations.

     26.02 Violation of any such Rules and Regulations shall be deemed a material breach of the Lease by Lessee.

27.  Estoppel Certificate

     27.01 Lessee will execute and deliver to Lessor, within ten (10) days of receiving written notice, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification) and the date to which rent and other charges are paid in advance, if any, and acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder or specifying such defaults if they are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee that (1) this Lease is in full force and effect, without modification except as may be represented by Lessor; (2) there are no uncured defaults in Lessor's performance; and (3) no than one (1) month's rent has been paid in advance./(1)/

                                                           Initial:    J.M.
                                                                   ------------
28.  Sale By Lessor

     28.01 In the event of a sale or conveyance by Lessor of the Project the same shall operate to release Lessor from any liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Lessee, and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this Lease. This Lease will not be affected by any such sale, and Lessee agrees to attorn to the purchaser or assignee.

                                                           Initial:    J.M.
                                                                   ------------
     (1)  SECTION 27.02 CONTINUED ON ADDENDUM I.

29.  Notices

     29.01 All notices, statements, demands, requests, consents, approvals, authorizations, offers, agreements, appointments or designations under this Lease by either party to the other will be in writing and will be considered sufficiently given and served upon the other party if sent by certified mail, return receipt requested, postage prepaid, and addressed as indicated in subsection 1.03 and subsection 1.04.

30.  Waiver

     30.01 The failure of Lessor to insist in any one or more cases upon the strict performance of any term, covenant or condition of this Lease will not be construed as a waiver of a subsequent breach of the same or any other covenant, term or condition; nor shall any delay or omission by Lessor to seek a remedy for any breach of this Lease be deemed a waiver by Lessor of its remedies or rights with respect to such a breach.

31.  Lessee's Intent, Holding Over

     31.01 Lessee will give Lessor, ninety (90) days prior to the expiration of the Lease Term, written notification of Lessee's intent to either remain in or vacate the Premises on the Lease Expiration Date. If Lessee does not notify Lessor by the date specified herein, Lessor deems that Lessee will vacate the Premises by the Lease Expiration Date and Lessor will have no further obligation.

     31.02 Any holding over after the expiration or termination of the term of this Lease, or after any notice given by Lessor to Lessee terminating this Lease, such possession by Lessee will be deemed to be a month-to-month tenancy terminable on thirty (30) day notice at any time by either party. All provisions of this Lease, except those pertaining to term and rent, will apply to the month-to-month tenancy. Lessee will pay Base Monthly Rent in an amount equal to 150% of rent for the last full calendar month during the regular term.

32.  Project Plan

     32.01 In the event Lessor requires the Premises for use in conjunction with another suite or for other reasons connected with the Project planning program, Lessor, upon notifying Lessee in writing, shall have the right to move Lessee to space in the Project of which the Premises forms a part, at Lessor's sole cost and expense (excluding private telephone systems which Lessee must bear the cost of moving and installing), and the terms and conditions of the original Lease will remain in full force and effect excepting that the Premises will be in a new location. However if the new space does not meet with Lessee's approval, Lessee will have the right to cancel this Lease upon giving Lessor thirty (30) days' notice within ten (10) days of receipt of Lessor's notification. Should Lessee elect to cancel the Lease as provided in this paragraph, the effective expiration date will equal the projected move-in date of the suite Lessor wishes Lessee to move to as indicated in Lessor's written notification to Lessee.

33.  Default of Lessor / Limitation of Liability

     33.01 In the event of any default by Lessor hereunder, Lessee agrees to give notice of such default, by registered mail, to Lessor at Lessor's Notice Address as stated in subsection 1.04 and to offer Lessor a reasonable opportunity to cure the default.

     33.02 In the event of any actual or alleged failure, breach or default hereunder by Lessor, Lessee's sole and exclusive remedy will be against Lessor's interest in the Project, and no partner of Lessor will be sued, be subject to service of process, or have a judgment obtained against him in connection with any alleged breach or default, and no writ of execution will be levied against the assets of any partner of Lessor. The covenants and agreements are enforceable by Lessor and also by any partner of Lessor.

34.  Release of Partners of Lessor

     34.01 lf Lessee has any claim against Lessor under or arising out of this Lease, Lessee's sole recourse shall be against the assets of Lessor and Lessee further waives any and all right to assert any claim against, or obtain any damages from, the partners, employees, officers, directors or agents of Lessor.

35. Expansion Clause

     35.01 If during the Lease Term, Lessee executes a lease within the Project for space larger than the present Premises with a lease term at least equal to that which remains on this Lease or one (1) year, whichever is greater, with a Base Monthly Rent amount at least equal to the present Base Monthly Rent of this Lease, this Lease shall be terminated upon the commencement date of the lease for such substitute space. Notwithstanding the above-stated, Lessee shall remain obligated to pay for any adjustments in rent pursuant to sections 3, 4 and 5 due Lessor as a result of Lessee's tenancy hereunder and this obligation shall survive the termination of this Lease pursuant to this section 35.

                                                               Initial:   J.M

                                                                       ---------

36.  Subordination

     36.01 Without the necessity of any additional document being executed by Lessee for the purpose of effecting a subordination, and at the election of Lessor or any mortgagee with a lien on the Project or any ground lessor with respect to the Project, this Lease will be subject and subordinate at all time to (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Project, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Project, ground leases or underlying leases, or Lessor's interest or estate in any of said items is specified as security. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Lessee will, notwithstanding any subordination, attorn to and become the Lessee of the successor in interest to Lessor, at the option of such successor in interest. Lessee covenants and agrees to execute and deliver upon demand by Lessor and in the form requested by Lessor any additional documents evidencing the priority or subordination of this Lease with respect to any such ground lease or underlying leases or the lien of any such mortgage or deed of trust. Lessee hereby irrevocably appoints Lessor as attorney-in-fact of Lessee to execute, deliver and record any such document in the name and on behalf of Lessee. /(1)/

37.  Miscellaneous Provisions

     37.01 Whenever the singular number is used in this Lease and when required by the context, the same will include the plural, and the masculine gender will include the feminine and neuter genders, and the word "person" will include corporation, firm, partnership, or association. If there be more than one Lessee, the obligations imposed upon Lessee under this Lease will be joint and several.

     37.02 The headings or titles to paragraphs of this Lease are not a part of this Lease and will have no effect upon the construction or interpretation of any part of this Lease.

     37.03 This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner than by an agreement in writing signed by all parties to this Lease. Lessee acknowledges that neither Lessor nor Lessor's agents have made any representation or warranty as to the suitability of the Premises to the conduct of Lessee's business. Any agreements, warranties or representations not expressly contained herein will in no way bind either Lessor or Lessee, and Lessor and Lessee expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease.

     37.04  Time is of the essence of each term and provision of this Lease.

     37.05 Except as otherwise expressly stated, each payment required to be made by Lessee is in addition to and not in substitution for other payments to be made by Lessee.

     37.06 Subject to section 20, the terms and provisions of this Lease are binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of Lessor and Lessee.

     37.07 All covenants and agreements to be performed by Lessee under any of the terms of this Lease will be performed by Lessee at Lessee's sole cost and expense and without any abatement of rent.

     37.08 In consideration of Lessor's covenants and agreements hereunder, Lessee hereby covenants and agrees not to disclose any terms, covenants or conditions of this Lease to any other party without the prior written consent of Lessor.

38.  Deposit Agreement

     38.01 Lessor and Lessee hereby agree that Lessor will be entitled to immediately endorse and cash Lessee's good faith rent and the Security Deposit check(s) accompanying this Lease. It is further agreed and understood that such action will not guarantee acceptance of this Lease by Lessor, but, in the event Lessor does not accept this Lease, such deposits will be refunded in full to Lessee. This Lease will be effective only after Lessee has received a copy fully executed by Lessor.

39.  Governing Law

     39.01 This Lease is governed by and construed in accordance with the laws of the state in which the Premises are located, and venue of any suit will be in the county where the Premises are located.

40.  Severability

     40.01 If any provision of this Lease is found to be unenforceable, all other provisions shall remain in full force and effect.

     (1)  SECTION 36.02 CONTINUED ON ADDENDUM I.


                                                           Initial:     J.M.
                                                                   -------------

41.  Landlord's Lien

     41.01 LESSOR HEREUNDER WILL HAVE THE BENEFIT OF, AND THE RIGHT TO, ANY AND ALL LANDLORD'S LIENS PROVIDED UNDER THE LAW BY WHICH THIS LEASE IS GOVERNED.

42.  Special Provisions

     42.01  Special provisions of this Lease number 43 through * are attached
                                                              ---
hereto and made a part hereof. If none, so state in the following space:
* see attached
------------------------------------

    IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease as of the day and year indicated by Lessor's execution date as written below.

    Individuals signing on behalf of a Lessee warrant that they have the authority to bind their principals. In the event that Lessee is a corporation, Lessee shall deliver to Lessor, concurrently with the execution and delivery of this Lease, a certified copy of corporate resolutions adopted by Lessee authorizing said corporation to enter into and perform the Lease and authorizing the execution and delivery of the Lease on behalf of the corporation by the parties executing and delivering this Lease. THIS LEASE, WHETHER OR NOT EXECUTED BY LESSEE, IS SUBJECT TO ACCEPTANCE BY LESSOR, ACT1NG ITSELF OR BY ITS AGENT ACTING THROUGH ITS PRES1DENT AND VICE PRES1DENT AT ITS HOME OFFICE.

                              AND REGIONAL MANAGER


LESSOR Public storage Properties XVIII, Inc LESSEE Copper Mountain Communications, Inc.,
       A California Corporation             A California Corporation

________________________________________     ___________________________________
BY: PS COMMERCIAL PROPERTIES GROUP, INC.
    AGENT FOR OWNER



By:  /s/ Patricia Abbott-Regional Manager    By: /s/ Joe Markee - President
   --------------------------------------       --------------------------------
            AUTHORIZED SIGNATURE                      AUTHORIZED SIGNATURE

PATRICIA ABBOTT - REGIONAL MANAGER                  JOE MARKEE - PRESIDENT
-----------------------------------------    -----------------------------------
              Title                                          Title



Date          6-26-96                        Date           6/4/96
    -------------------------------------        -------------------------------
             EXECUTION DATE

By_______________________________________    By_________________________________
            AUTHORIZED SIGNATURE                      AUTHORIZED SIGNATURE

_________________________________________    ___________________________________
                  Title                                       Title

Date_____________________________________    Date_______________________________
               ExecutioN Date

                              SPECIAL PROVISIONS

                       to     Standard Industrial Lease
                          ---------------------------------
                            (insert title of lease)


                         Dated  May 31     19 96
                               ----------,    --

                                by and between


        Public Storage Properties XVIII, Inc., A California    ("Lessor")
       --------------------------------------------------------
       Corporation

 and    Copper Mountain Communications, Inc., A California     ("Lessee")
       --------------------------------------------------------
        Corporation


  43.      HAZARDOUS MATERIALS
  --
           43.01   Compliance with Law.
           --      -------------------

          Lessee, at Lessee's expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities pertaining to Lessee's use of the Premises and with the recorded covenants, conditions and restrictions, regardless of when they become effective, including, without limitation, all applicable federal, state, and local laws, regulations or ordinances pertaining to air and water quality, Hazardous Materials (as hereinafter defined), waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and utility availability, and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Lessor or Lessee with respect to the use or occupation of the Premises.

           43.02   Use of Hazardous Materials
           --      --------------------------


     (1) Lessee shall (1) not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises or the Project by Lessee, its agents, employees, contractors or invitees without the prior written consent of Lessor, which Lessor shall not unreasonably withhold as long as Lessee demonstrates to Lessor's reasonable satisfaction that such Hazardous Material is necessary or useful to Lessee's business and will be used, kept and stored in a manner that complies with all laws regulating any such Hazardous Material so brought upon or used or kept in or about the Premises. If Lessee breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises or the Project caused or permitted by Lessee results in contamination of the Premises or the Project, or if contamination of the Premises or the Project by Hazardous Material otherwise occurs for which Lessee is legally liable to Lessor for damage resulting therefrom, then Lessee shall indemnify, defend and hold Lessor harmless from any and all claims, judgements, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises or the Project, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises or the Project, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease term as a result of such contamination.

This indemnification of Lessor by Lessee includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises or the Project. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises or the Project caused or permitted by Lessee result in any contamination of the Premises or the Project, Lessee shall promptly take all actions at its sole expense as are necessary to return the Premises and the Project to the condition existing prior to the introduction of any such Hazardous Material to the Premises or the Project; provided that Lessor's approval of such actions shall first be obtained, which approval shall not unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

     (2) Definition of "Hazardous Material". As used herein, the term "Hazardous
         ----------------------------------
Material" means any hazardous or toxic substance, material or waste, including, but not limited to, those substances, materials or wastes listed in the United States Department of Transportation Hazardous Material Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, or such substances, materials and wastes that are or become regulated under any applicable local, state or federal law.

     (3) Disclosure. At the commencement of this Lease, and on January 1 of each
         ----------
year thereafter (each such date being hereafter called "Disclosure Dates"), including January 1 of the year after the termination of this Lease, Lessee shall disclose to Lessor the names and amounts of all Hazardous Materials, or any combination thereof, which were stored, used or disposed of on or about the Premises, or which Lessee intends to store, use or dispose of on or about the Premises.

     (4) Inspection. Lessor and its agents shall have the right, but not the
         ----------
duty, to inspect the Premises and the Project at any time to determine whether Lessee is complying with the terms of this Lease. If Lessee is not incompliance with this Lease, Lessor shall have the right to immediately enter upon the Premises and the Project to remedy any contamination caused by Lessee's failure to comply notwithstanding any other provision of this Lease. Lessor shall use its best efforts to minimize interference with Lessee's business but shall not be liable for any interference caused thereby.

     (5) Default. Any default under this Paragraph shall be a material default
         -------
enabling Lessor to exercise any of the remedies set forth in this Lease.

                               SPECIAL PROVISION



  44 USE CLAUSE

          Tenant has negotiated the use clause contained in section 1.05 of this lease. Tenant hereby agrees that the use clause as so written is deemed to be reasonable for all purposes. Tenant hereby further agrees that this use clause is enforceable for all purposes and specifically waives all challenges to this clause now and in the future. The purpose for which this use clause is deemed to be reasonable and enforceable include, but are not limited to, any and all future changes tenant may request in the use of the premises, and any and all circumstances relating to breach of lease, and/or mitigation of damages, and/or assignment, and/or subletting.

  45 SMOKING

          Smoking of any kind is strictly prohibited at all times at any location on this property, except in the designated smoking area which is located as follows:

Outside the perimeter of building only.

The designated smoking area may be relocated by Lessor at its sole discretion at any time during the term of the lease.

                            SPECIAL PROVISION #   46
                                               --------

Estimated Operating Costs and Property Taxes


Pursuant to Provision 5, "Additional Rent", of this Lease, Lessee shall pay to Lessor on a monthly basis, in advance, in addition to Lessee's monthly base rent, the amount of Lessee's Proportionate Share of Operating Cost and Property Taxes as defined and calculated in accordance with the provisions of Section 5.02, "Operating Cost", and Section 5.03, "Taxes", under this Lease, respectively. Lessee's initial Proportionate Share of Operating Costs and Real Property Taxes are estimated by Lessor to be equal to Two thousand eighty-eight
                                                      -------------------------
and 03/100 dollars per month
-------------------------------------------------------------------------------
_______________________________________ ($ 2088.03        ).


    * Operating Expenses capped at 10% each year.

                            SPECIAL PROVISION 47.00
                                              -----


Tenant Financing:  Subject to the terms and conditions of this lease as first
----------------
written above, Lessor agrees that Lessee shall have the right, at its discretion, to mortgage, hypothecate or convey a security interest in Lessee's equipment and personal property within the Premises as security for its obligations under any equipment lease or other financing arrangement related to the conduct of Lessee's business, provided that such equipment and personal property is not at any time attached to the Premises, and Lessor is not required to execute any documentation or perform any act in connection therewith.

                                  ADDENDUM I

This addendum is in conjunction with the Standard Industrial Lease dated June 4, 1996 by and between Public Storage Properties XVIII, Inc., A California Corporation, Lessor and Copper Mountain Communications Inc. A California Corporation, Lessee.

2.01  DEMISE AND POSSESSION

     Upon delivery of premises Lessee has thirty (30) days to notify Lessor of any malfunction or of any breakdown of the HVAC unit(s), excluding air balances, which at all times shall be the sole responsibility of Lessee. Upon delivery of the premises Lessee has three (3) days to notify Lessor of any burned out light bulbs which Lessor will correct. Based on Lessor's knowledge of the property and Lessor's understanding of the ADA as it may apply to the property, Lessor has no knowledge of any current non-compliance with ADA requirements.

8.01  USE OF PREMISES; QUIET CONDUCT

     Notwithstanding any of the foregoing, Lessee shall not be responsible for making any structural changes to the Premises in order to bring the Premises into compliance with any laws, codes, ordinances, orders or regulations, unless
(1) such structural changes are necessitated as a direct result of Lessee's particular use of the Premises or (ii) the requirements for such changes are triggered as a direct result of any action by Lessee or its agents, employees, contractors or invitees on the Property.

13.05 FIRE INSURANCE; HAZARDS AND LIABILITY INSURANCE

     Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for lose or damage arising out of or incident to the perils insured against under paragraph 13, which perils occur in on, or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and /or invitees, Lessee and Lessor shall upon obtaining the policies of insurance requires hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this lease.

15.02 REPAIRS

     Notwithstanding any of the foregoing, Lessee shall not be responsible for making any structural changes to the Premises in order to bring the Premises into compliance with any laws, codes, ordinances, orders or regulations, unless
(1) such structural changes are necessitated as a direct result of Lessee's particular use of the Premises or (ii) the requirements for such changes are triggered as a direct result of any action by Lessee or its agents, employees, contractors or invitees on the Premises.

27.02 ESTOPPEL CERTIFICATE

     Upon written request by Lessee to Lessor specifically referencing this section 27.02, Lessor will within ten (10) days of receiving written notice provide the same certificate required of Lessee under section 27.01. Lessor's failure to deliver such statement within such time shall be conclusive upon Lessor that (1) this Lease is in full force and effect, without modification except as may be represented by Lessor (2) there are no uncured defaults in Lessee's performance; and (3) not more than one (1) month's rent has been paid in advance.

36.02 SUBROGATION

     Upon written request by Lessee to Lessor specifically referencing this section 36.02, Lessor will within ten (10) days of receiving written notice request a non-disturbance statement from any lender. The cost of preparing and executing any such document shall be paid by Lessee and Lessor shall have no obligation to do anything other than request such documentation and shall not have any obligation or liability to Lessee or any other party if such documentation cannot be obtained.

                                   EXHIBIT A

                  [FLOORPLAN OF LUSK BOULEVARD APPEARS HERE]

--------------------------------------------------------------------------------

                     PS BUSINESS CENTER . SORRENTO MESA II
             6540, 6640, 6650, LUSK BOULEVARD, SAN DIEGO, CA 92121

--------------------------------------------------------------------------------

Project #01813/01819
SORRENTO MESA II/LUSK II
6540/6640/6650 Lusk Blvd.
San Diego, CA 92121

                                   EXHIBIT A

                               LEGAL DESCRIPTION


LOTS 2 AND 3 OF LUSK INDUSTRIAL PARK UNIT NO. 5, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 10700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, AUGUST 16, 1983.


EXCEPT THEREFROM ALL COAL, OIL, GAS, PETROLEUM AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER SUCH PROPERTY, GRANTOR, ITS SUCCESSORS AND ASSIGNS, RETAINING THE EXCLUSIVE TITLE AND RIGHT TO REMOVE SAID SUBSTANCES, TOGETHER WITH SOLE RIGHT TO NEGOTIATE AND CONCLUDE LEASES AND AGREEMENT WITH RESPECT TO ALL SUCH SUBSTANCES UNDER THE PROPERTY, AND TO USE THOSE PORTIONS OF THE PROPERTY WHICH UNDERLIE A PLANE PARALLEL TO, AND 500 FEET BELOW, THE PRESENT SURFACE OF THE PROPERTY FOR THE PURPOSE OF PROSPECTING FOR, DEVELOPING AND/OR EXTRACTING SUCH SUBSTANCES FROM THE PROPERTY BY MEANS OF WELLS DRILLED INTO OR THROUGH SAID PORTIONS OF THE PROPERTY FROM DRILL SITES LOCATED ON OTHER PROPERTY, IT BEING EXPRESSLY UNDERSTOOD AND AGREED. THAT GRANTOR, ITS SUCCESSOR AND ASSIGNS SHALL HAVE NO RIGHT TO ENTER UPON THE SURFACE OF THE PROPERTY OR ANY PORTION THEREOF ABOVE THE LEVEL OF THE AFORESAID PLANE, AS RESERVED BY LUSK/MIRA MESA, A LIMITED PARTNERSHIP, IN A DEED RECORDED FEBRUARY 18, 1984, RECORDER'S FILE NO. 84-058807.

                           [FLOORPLAN APPEARS HERE]


PS BUSINESS CENTER  - LUSK II
--------------------------------------------------------------------------------

6650 LUSK BOULEVARD
BUILDING B                                                       SUITE B102-B104
SAN DIEGO, CA 92121
                                                                     4,382 R.S.F

APRIL 26, 96
N.T.S.
                           [FLOORPLAN APPEARS HERE]

PS BUSINESS CENTER                                  MAGGETTI ELAM ASSOCIATES
6540 LUSK BLVD., SUITE C274                         3160 CAMINO DEL RIO S. #207
SAN DIEGO, CA 92121 452-9660                        SAN DIEGO, CA 92108 624-0521

                           [FLOORPLAN APPEARS HERE]


PS BUSINESS CENTER  - LUSK II
--------------------------------------------------------------------------------

6650 LUSK BOULEVARD
BUILDING B                                                            SUITE B204
SAN DIEGO, CA 92121
                                                                     1,913 R.S.F

APRIL 26, 96
N.T.S.
                           [FLOORPLAN APPEARS HERE]

PS BUSINESS CENTER                                  MAGGETTI ELAM ASSOCIATES
6540 LUSK BLVD., SUITE C274                         3160 CAMINO DEL RIO S. #207
SAN DIEGO, CA 92121 452-9660                        SAN DIEGO, CA 92108 624-0521

                           [FLOORPLAN APPEARS HERE]


PS BUSINESS CENTER  - LUSK II
--------------------------------------------------------------------------------

6650 LUSK BOULEVARD
BUILDING B                                                            SUITE B203
SAN DIEGO, CA 92121
                                                                     1,824 R.S.F

APRIL 26, 96
N.T.S.
                           [FLOORPLAN APPEARS HERE]

PS BUSINESS CENTER                                  MAGGETTI ELAM ASSOCIATES
6540 LUSK BLVD., SUITE C274                         3160 CAMINO DEL RIO S. #207
SAN DIEGO, CA 92121 452-9660                        SAN DIEGO, CA 92108 624-0521

                           [FLOORPLAN APPEARS HERE]

PS BUSINESS CENTER - LUSK II
--------------------------------------------------------------------------------

6550 LUSK BOULEVARD
BUILDING B                                                            SUITE B202
SAN DIEGO, CA 92121
                                                                    1,824 R.S.F.

APR1L 26, 96
N.T.S.
                           [FLOORPLAN APPEARS HERE]

PS BUSINESS CENTER                                 MAGGETTI ELAM ASSOCIATES
6540 LUSK BLVD., SUITE C274                        3160 CAMINO DEL RIO S. #207
SAN DIEGO, CA 92121 452-9660                       SAN DIEGO, CA 92108 624-0521

                                  EXHIBIT "B"
                                  ----------


Lessee accepts premises in present condition.

Subject to the provisions of Article 9.01, Lessee accepts the premises in the condition they are in at the commencement of this lease and shall maintain said premises in the same condition, order, and repair, excepting only reasonable wear and tear, arising from the use under this Agreement. Lessee has examined and knows the condition of the leased premises and agrees that no representation, except such as are contained herein, have been made to Lessee respecting the condition of said premises. The taking possession of said premises by Lessee shall be conclusive that the premises are in good and satisfactory condition.

                           [FLOORPLAN APPEARS HERE]

TENANT SIGN CRITERIA:

Type.Style:
   Helvetica Medium Upper & Lower Case, if desired

Logo:
   Optional - To be used in conjunction with approved type style

Materia1
   Die-cut letters

Color:

  Black for buildings not facing Lusk Boulevard
  White for buildings facing Lusk Boulevard
Size:
   Maximum:  see illustration

Mounting Location:
   To remain consistant with sign criteria for tenant signage



    Note: No sign submittal will be considered if more than 40% of allowable sign area is utilized for positive copy including all corporate logos. All sign requests must be submitted on scaled drawings for written approval by Lessor.

    ----------------------------------------------------------------------------

    For additional information please                      PS BUSINESS CENTER
    contact the Property Manager located
    in our Leasing Office.


    ----------------------------------------------------------------------------


                                  EXHIBIT "C"

                                  EXHIBIT "D"
                                  -----------

                             RULES AND REGULATIONS

In order to promote the safety, cleanliness, and aesthetics of the business park, the following rules and regulations are in effect which may be modified or amended at any time by Lessor upon notice to Lessee. In the case of conflict between these regulations and the Lease, the Lease shall be controlling.

1. Furniture, safes/moving. Safes, furniture, or bulky articles shall be moved in and out of the complex in a manner and at such times so as not to create an inconvenience to other tenants and is subject to direction and approval of Lessor. Heavy articles that exceed the structural support of the premises or exceeds fifty (50) pounds per square foot is not permitted. Any heavy articles which exceeds load capacity of the elevator to transport it is not permitted.

2. Windows/signs. All tenant identification signs shall be a type, size, and color as specified by Lessor and provided at Lessee's expense. No sign, picture, or advertisement may be placed in the windows, common areas or exterior of the building. Where Lessor provides standard window coverings, such coverings shall not be altered, removed or replaced by Lessee. Where Lessor does not provide standard window coverings, installation of window coverings by Lessee shall be subject to Lessor's prior written approval.

3. Common area/roof. Sidewalks, common area hallways, stairwells, elevators, entrances, and exits shall not be obstructed or used by Lessee for any purpose other than normal ingress and egress. Neither Lessee nor employees or invitees of Lessee shall go upon the roof of any building.

4. Parking. The parking areas include surface parking, parking structure, driveways, entrances, exits, pedestrian walkways, and any other areas designated for parking and shall be regulated and modified by Lessor with respect to restricted areas, direction and flow of traffic, hours of use, and any other related facilities. The parking areas shall be used solely for the parking of passenger vehicles during normal business hours. The parking of trucks, trailers, recreational vehicles, and campers is not permitted. No vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled it shall be removed within 48 hours. Maintenance of vehicles is not permitted in the parking areas. All vehicles shall be parked in designated parking areas in conformance with all signs and markings and shall not be parked in areas not designated for parking, in aisles, driveways, no-parking areas, or in any manner which impedes the flow of traffic. "For Sale" signs or any other advertising is not permitted on or about any parked vehicle. Lessor may implement a validation system or other proration with or without charges to Lessee and/or other users for use of the parking area.

5. Vendors. Lessor reserves the right to prohibit personal goods and service vendors from access to the building as are related to the safety, care, and cleanliness of the building and the relief of any financial burden on Landlord created by the presence of such vendors.

6. Advertising. Lessee shall not use the name of the building in connection with promoting or advertising Lessee's business except as to Lessees address. Lessor shall have the right to prohibit the use of the name of the project or other publicity by Lessee which in Lessor's opinion tends to impair the reputation of the project or its desireablity for other Lessees. Lessee will discontinue such publication immediately upon receipt of notice from Lessor.

7. Dangerous articles. Lessee shall not use or keep on the premises or any part of the project any kerosene, gasoline, or inflammable or combustible fluid or material or any article deemed extra hazardous.

8. Nuisance. Lessee shall not keep or allow to be used any fowl or noxious gas of substance on the premises. Nor shall Lessee occupy or use the premises in any manner which is objectionable or offensive to other occupants by reason of odor, noise, vibration, or interference, in any way with other tenants or those having business therein. No animals or birds shall be brought in or kept about the premises or any part of the project. Lessee shall maintain the leased premises free of mice, ants, bugs, or other vermin.

9. Improper conduct. Lessor reserves the right to expel from the business park any person who is intoxicated or under the influence of liquor or drugs or who shall act in violation of any of these rules and regulations.

10. Janitorial service. Lessee shall not dispose any dirt or other substance into the parking areas, landscaping, walkways, or common areas. Lessee shall not do any act which would create additional costs to maintain the cleanliness of the project. Lessor shall not be responsible to Lessee for loss of property on the premises or for any damage done by the janitorial service, employee, or any other person.

11. Building access. Lessee may have access to the building and premises between the hours of 8:00 am and 6:00 pm Monday through Friday. Lessor reserves the right to refuse access to the building in the case of invasion, riot, mob, or other commotion for safety of the tenants and protection of property. Lessor shall not be liable for damages for the admission or exclusion of any person from the building. It Lessee uses the building after regular hours or on non-business days, Lessee shall keep all entrance doors to the building locked immediately after entering or leaving the building.

12. Heating/air conditioning. Lessor shall be under no obligation to provide heating or air conditioning services to the building between the hours of 6:00 pm and 8:00 am and on non-business days. Lessee may request Lessor to provide additional heating or air conditioning during off hours or non-business days and should Lessor provide the additional service, Lessor may determine the costs incurred which Lessee will pay to Lessor. Lessee shall not use any method of heating or air conditioning other than supplied by Lessor.

13. Locks. Lessee shall not alter any lock or install new or additional lock or bolt on any door of the premises without prior written consent of Lessor. If Lessor shall give such consent, Lessee shall furnish a key to such lock. Upon termination of the tenancy, Lessee must return all keys of the premises to Lessor.

14. Rest Rooms. The restrooms and facilities shall not be used for any purposes other than those for which they were constructed. No dirt, trash, or other foreign substances shall be disposed of therein. No person shall waste water or tamper with faucets or fixtures. Any damage caused by Lessee, his employees, agents, or invitees shall be paid for by the Lessee.

15. Requirements of Lessee. Employees of Lessor shall not perform any work or do anything outside of their regular duties unless under special instruction from Lessor. Lessee shall give prompt, notice of required maintenance items, for which Lessor is responsible within the leased premises. Lessee shall give Lessor prompt notice of any defects in the water, sewage, gas pipes, exterior electrical lights and fixtures, or other service equipment.

16. Solicitation. Lessee shall not disturb, solicit, or canvas any occupant of the project and shall cooperate to prevent the same.

17. Use of premises. The leased premises shall not be used for lodging, sleeping, cooking, or for any immoral or illegal purpose or for any purpose that will damage the premises or the reputation thereof. Lessee shall not use the premises for any purpose other than that specified in the lease covering the premises.

18. Safety. Lessee shall not do or permit any act or bring anything on the premises which shall in any way increase rate of fire insurance on the building, obstruct or interfere with, the right of other tenants, conflict with fire regulations and fire laws, or conflict ordinances, established by the Board of Health or other governmental authority.

19.  Auction. No auction, public or private, will be permitted.

20. Damage. Walls, floors and ceilings shall not be defaced in any way and no one shall be permitted to mark, paint, penetrate or in any way mar the building surfaces, walkways, stairwells, driveways, or parking area. Pictures, certificates, licenses, and similar items normally used in Lessee's premises may be carefully attached to the walls by Lessee in a manner to be prescribed by the Lessor. Upon removal of such items by Lessee, any damage to the walls or other surfaces shall be repaired by Lessee.

21. Wiring. No electrical wiring, electrical apparatus, or additional outlets shall be installed without the prior written approval of Lessor. Any such installation may be removed by Lessor at Lessee's expenses. Lessee may not alter any existing electrical outlets or overburden them beyond their designed capacity. Lessor reserves the right to enter the leased premises, with reasonable notice to tenant, for the purpose of installing additional electrical wiring and other utilities for the benefit of Lessee or adjoining tenants. Lessor will direct electricians as to where and how telephone and telegraph wires are to be introduced. The location of telephones, call boxes, and other equipment affixed to the premises shall be subject to the approval of Lessor.

22. Exterior. Lessee shall not place any improvement or moveable object including antennas, awnings, outside furniture, etc. in the parking areas, landscape areas, on the roof, or other areas outside of the leased premises.

23. General. It is understood that if Lessee, his employees, agents, or invitees violate any of these rules and regulations which results in any damage to the property, increases costs of maintenance of the property, or incurs expenses to reasonably enforce the rules and regulations, Lessee shall pay to Lessor all such costs as additional rent.

                             RULES AND REGULATIONS
                 FITNESS CENTER & CONFERENCE CENTER AGREEMENT



This supplemental agreement, dated June 4, 1996 is entered into between Public Storage Properties XVIII, Inc., A California Corporation, hereinafter referred to as "Lessor" and, Copper Mountain Communications, Inc., A California Corporation, hereafter referred to as "Lessee" (which shall hereinafter refer to and include, but not limited to, Lessee, Lessee's employees, and Lessee's visitors) in this agreement. The Lessor and Lessee entered into a written lease, referred to in this agreement as the "Lease", on June 8, 1996 for the Premises located at 6650 Lusk Blvd., Suite B102, B103, B202, B203, B204 San Diego, CA 92121

RULES AND REGULATIONS AS SET FORTH ARE PART OF THE LEASE AND LESSEE, ITS EMPLOYEES AND VISITORS ARE OBLIGATED TO OBSERVE AND COMPLY WITH THE SAME. LESSOR MAY MAKE REASONABLE CHANGES FROM TIME TO TIME WITHOUT PRIOR APPROVAL BY LESSEE.

A portion of the Common Areas shall include a Fitness Center and Conference Center, hereinafter referred to as "Centers". Use of the Centers shall be open to Lessee during normal business hours, or such other hours as Lessor may reasonably determine. Lessor will not provide any staff to monitor or supervise the use of the Centers. Use of the Centers shall be solely at the risk of the individual using the Centers facilities, and Lessor shall have no responsibility for Lessee who shall use the Centers. In the event that Lessor suffers any loss arising out of the use of the Centers by Lessee, said Lessee shall indemnify Lessor for any such loss. Lessee agrees to abide by such reasonable rules and regulations as Lessor may promulgate from time to time concerning use of the Centers. Lessor, at its sole discretion, shall have the right to revoke Lessee's privileges should Lessee cause damage, abuse or violate any of the rules and regulations in this agreement or posted within the Centers. Lessee shall also be solely responsible to reimburse Lessor for any damage caused by Lessee. Access to the Centers shall be controlled by means selected by Lessor. The Fitness Center's use is limited to Lessee and its employees only and may only be accessed by Lessee's visitors when accompanied by Lessee. Lessor shall have the right to request, from time to time a list of Lessee's employees for the purposes of controlling unauthorized access to the Centers. Lessee shall notify Lessor when any of Lessee's employees terminate employment. Initial issuance of keys or other devices for controlling access to the Centers shall be at no charge to Lessee, but Lessor reserves the right to impose a reasonable charge to replace, repair and/or maintain equipment, furniture, access devises or any other furnishings pertinent to the Centers. Lessee is entitled to 9 Center access cards and/or keys, if applicable.

In accordance with the paragraphs of your Lease referring to BASE MONTHLY RENT and ADDITIONAL RENT, If Base Monthly Rent or any Additional Rent is not paid per your Lease Agreement, Lessor, in its sole discretion, shall have the right to suspend and/or revoke all Fitness and Conference Center privileges without further notice and access will be terminated. If Lessee's privileges are suspended or revoked, Lessee shall still be obligated to pay their pro rata share, and will receive no reduction or modification of common area maintenance fees. Reinstatement of Fitness and Conference Center privileges, which is at all times in the sole discretion of Lessor, may be requested in writing by any suspended or revoked Lessee. In addition to any and all moneys due and owing under the Lease, $25.00 per each person reinstated will be charged.

1. HOURS: Normal business hours for the Centers will be posted within the Centers and shall be subject to reasonable change at the sole discretion of Lessor. Should Lessee request use of the Center's anytime other than during normal business hours, Lessor, at its sole discretion, reserves the right to grant Lessee's request and Lessor also reserves the right to charge Lessee $35.00 per hour for such use.

2. ACCESS: Lessee will be issued keys/, access card/s or access code/s, if applicable, to the Fitness Center with the number to be determined by Lessor. Lessee shall reserve in advance, on a first come first serve basis with Lessor, the day and time they would like to reserve the Conference Center. Lessee agrees that use of their key, access card or code number by anyone other than to whom it was issued could result in the Centers being closed to said Lessee and all access keys, cards and codes confiscated. Lessor reserves the right to issue new access keys, cards or codes.

3. USE OF CENTERS FACILITIES: In order to insure that the Centers are properly maintained, Lessor reserves the right to temporarily close or limit access to the Centers at any time during the year. Lessor may close the Centers on legal holidays, open houses or other promotions. Lessee acknowledges and agrees that alcoholic beverages, illegal drugs, smoking and/or chewing tobacco is prohibited in both Fitness and Conference Center's. Lessee is responsible for the disposal of all food, trash and other items brought into or used within the Center and Lessor shall not be responsible for the clean up during normal business hours.

4. FACILITY RULES: Lessee will, at all times, make sure that the doors to the Fitness Center, Conference Center, Bathrooms and Showers remain closed while in use. All users must provide their own towel and dry off before leaving the shower area. Lockers are provided on a per visit basis and Lessor is not responsible for lost, stolen or damaged items. Locks left on lockers overnight will be cut off and contents donated to charity or discarded. Lessee acknowledges and agrees that Lessor, its officers, agents and employees, will not be liable for either loss or damage to Lessee's property or personal possessions within or on the Centers premises, including but not limited to the parking facilities.

5. FITNESS CENTER: Lessee must carry a towel at all times while using the equipment and/or machinery and will wipe clean all sweat after the use of equipment and/or machinery. Any person using equipment or machinery shall be familiar with the proper usage and operation prior to such use. It is the sole duty of Lessee to check and confirm proper functioning of equipment and/or machinery prior to any use; Lessor is not responsible for any malfunction, disrepair, breakage, mis-use, or any claim of injury or loss therefrom. Lessee hereby agrees that they are voluntarily participating in physical exercise and should use common sense, only the individual can monitor his or her own personal physical feelings. Immediately stop any sports activity if you feel faint, dizzy, nauscous, or short of breath. Lessor makes no warranties and no representations express or implied, other than those set forth herein and Lessee acknowledges and agrees that they have not relied on any warranties or representations other than those set in this Rules and Regulations. Lessee is aware that participation in a sport or physical exercise may result in accidents or injury, and Lessee assumes the risk connected with the participation in a sport or exercise represents that Lessee is in good health and suffers from no physical impairment, disability or ailment preventing Lessee from safety, comfort, or physical condition, or to that of others. It is advisable that Lessee consult their physician before undertaking the use of fitness equipment and/or machinery. Lessee acknowledges that Lessor has not and will not render any medical services including medical diagnosis of Lessee's physical condition.

6. INDEMNIFICATION AND WAIVER OF CLAIMS: Lessee waives all claims against Lessor for damage and/or loss to any real or personal property in or about the Centers, Property, Project or Premises and for injury to any person, including, but not limited to, death resulting therefrom, regardless of cause or time of occurrence. Lessee will defend, indemnify and hold Lessor harmless from and against all claims, actions, proceedings, expenses, damages and liabilities, including attorney's fees, arising out of, connected with, or resulting from any use of the Centers, Property, Project and Premises including and to any personal property in or about the Centers, Property, Project and Premises by Lessee, except for any damage or injury which is the direct result of intentional acts by Lessor, its employees, agents visitors or licenses.

LESSOR                                       LESSEE
Public Storage Properties XVIII Inc.         Copper Mountain Communications
A California Corporation                     A California Corporation

___________________________________          _______________________________
By: Public Storage Commercial
Properties Group, Inc.
As Agent for Owner


By: /s/ Patricia Abbott                      By: /s/ Joe Markee
   ----------------------------                 ----------------------------
   Patricia Abbott                              Joe Markee
Title:  Regional Manager                     Title:  President
      -------------------------                    -------------------------
Date:      6-26-96                           Date:  6/4/96
     --------------------------                   --------------------------

                                             By:____________________________

                                             Title:_________________________

                                             Date:__________________________











NOTE:  Scheduling limitations for Corporate Conference Room

MAXIMUM HOURS per week/per tenant:           5 hours
MAXIMUM HOURS per month/per tenant:         20 hours
MAXIMUM DAY tenant may schedule in advance  30 days

Tenant may not schedule the same time consecutively throughout the month.